Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)

Supplement Dated October 28, 2020 to the
Summary Prospectus dated November 28, 2019

Effective December 31, 2020, Charles T. Akre, Jr. will be stepping down as a Portfolio Manager of the Fund. Accordingly, all references to Mr. Akre as a Portfolio Manager in the Fund’s Summary Prospectus will be removed as of that date. Mr. John H. Neff and Mr. Chris Cerrone will continue to serve as Portfolio Managers of the Fund going forward.

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Please retain this supplement for your reference.